POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

         We, the undersigned directors of Wachovia Corporation, and each of us, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), our attorneys-in-fact and agents with full power of substitution for us and in our name, place and stead, in any and all capacities, to execute for us and in our behalf the Annual Report on Form 10-K of Wachovia Corporation for the year ended December 31, 1997 and any and all amendments to the foregoing Report and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as we might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, we the undersigned have executed this Power of Attorney this 23rd day of January, 1998.



/s/ L. M. Baker, Jr.                        /s/ James S. Balloun
----------------------------------          ------------------------------------
L. M. Baker, Jr.                            James S. Balloun



/s/ James F. Betts                          /s/ Peter C. Browning
----------------------------------          ------------------------------------
James F. Betts                              Peter C. Browning



/s/ John T. Casteen III                     /s/ John L. Clendenin
----------------------------------          ------------------------------------
John T. Casteen III                         John L. Clendenin



/s/ Lawrence M. Gressette, Jr.              /s/ Thomas K. Hearn, Jr.
----------------------------------          ------------------------------------
Lawrence M. Gressette, Jr.                  Thomas K. Hearn, Jr.



/s/ George W. Henderson III                 /s/ W. Hayne Hipp
----------------------------------          ------------------------------------
George W. Henderson III                     W. Hayne Hipp



                                            /s/ Robert A. Ingram
----------------------------------          ------------------------------------
Robert M. Holder, Jr.                       Robert A. Ingram



/s/ James W. Johnston                       /s/ George R. Lewis
----------------------------------          ------------------------------------
James W. Johnston                           George R. Lewis



/s/ John G. Medlin, Jr.                     /s/ Lloyd U. Noland III
----------------------------------          ------------------------------------
John G. Medlin, Jr.                         Lloyd U. Noland III



----------------------------------          ------------------------------------
Wyndham Robertson                           Herman J. Russell



/s/ Sherwood H. Smith, Jr.                  /s/ John C. Whitaker, Jr.
----------------------------------          ------------------------------------
Sherwood H. Smith, Jr.                      John C. Whitaker, Jr.

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf the Annual Report on Form 10-K of Wachovia Corporation for the year ended December 31, 1997 and any and all amendments to the foregoing Report and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney this 30th day of January, 1998.



                                            /s/ Herman J. Russell
                                            ------------------------------------
                                            Herman J. Russell

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf the Annual Report on Form 10-K of Wachovia Corporation for the year ended December 31, 1997 and any and all amendments to the foregoing Report and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney this 30th day of January, 1998.



                                            /s/ Wyndham Robertson
                                            ------------------------------------
                                            Wyndham Robertson

                                POWER OF ATTORNEY



KNOW ALL MEN BY THESE PRESENTS:

     I, the undersigned director of Wachovia Corporation, do hereby make, constitute and appoint Kenneth W. McAllister and Alice Washington Grogan, and each of them (either of whom may act without the consent or joinder of the other), my attorneys-in-fact and agents with full power of substitution for me and in my name, place and stead, in any and all capacities, to execute for me and in my behalf the Annual Report on Form 10-K of Wachovia Corporation for the year ended December 31, 1997 and any and all amendments to the foregoing Report and any other documents and instruments incidental thereto, and to file the same, with all exhibits thereto, and all documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents and/or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I the undersigned have executed this Power of Attorney this 30th day of January, 1998.



                                            /s/ Robert M. Holder, Jr.
                                            ------------------------------------
                                            Robert M. Holder, Jr.